================================================================================
FIFTH AMENDMENT TO
LOAN AND SECURITY AGREEMENT
                                                       Fleet Retail Finance Inc.
                                                            ADMINISTRATIVE AGENT
                                                            AND COLLATERAL AGENT
================================================================================
                                                           As of January 1, 2002

     THIS FIFTH AMENDMENT is made in consideration of the mutual covenants contained herein and benefits to be derived herefrom to the August 24, 2000 Loan and Security Agreement (the "Loan Agreement") between

               Fleet Retail Finance Inc., a Delaware corporation with its principal executive offices at 40 Broad Street, Boston, Massachusetts, as Administrative Agent and as Collateral Agent for the ratable benefit of (i) a syndicate of lenders (defined therein as the "Revolving Credit Lenders") and (ii) Back Bay Capital Funding LLC (defined therein as the "Term Lender") a Delaware limited liability company,

          and

              The Revolving Credit Lenders

          and

              The Term Lender

          On the one hand

          and

          The Gymboree Corporation, a Delaware corporation with its principal executive offices at 700 Airport Boulevard, Burlingame, California 94010, as agent for the following and as agent for any other Person which becomes a Borrower as provided in Section 2: 2-23 of the Loan
          Agreement:

          The Gymboree Corporation (a Delaware corporation); and Gymboree Manufacturing, Inc., Gymboree Operations, Inc., Gymboree Play Programs, Inc., Gymboree Retail Stores, Inc., The Gymboree Stores, Inc., and Gym-Mark, Inc. (each a California corporation with its principal executive offices at 700 Airport Boulevard, Burlingame, California 94010);

    on the other,

                                   WITNESSETH:

     SECTION 1. AMENDMENT OF LOAN AGREEMENT:

     The Loan Agreement is amended as follows:

     Section 3-3(b) of the Loan Agreement is amended to read as follows:

          (b) At any time after January 1, 2001, the Borrowers may repay all or a part of the unpaid principal balance of the Term Note provided that each of the following conditions is satisfied:

               (i) Such prepayment is not less than $1 Million.

               (ii) All accrued and unpaid interest (other than PIK Interest which has been capitalized as provided in Section 3: 3-4(a)(ii)) shall be paid with such prepayment.

               (iii) On each of the 30 days prior to the date of such prepayment, Excess Availability was not less than $20 Million.

               (iv) The Borrower shall have provided the Agent with a forecast for the 12 months next following such prepayment, prepared using a methodology which is consistent with that used in the preparation of forecasts provided to FRFI and Term Lender prior to July 31, 2000, which forecast reflects Availability during the then next following 12 months which is reasonably acceptable to the Administrative Agent.

               (v) No Event of Default shall have occurred.

     Section 16-7 of the Loan Agreement is amended to read as follows:

     16-7. ACTIONS REQUIRING TERM LENDER CONSENT    None of the following may be
made without the Consent of the Term Lender:

         (a) Any amendment, modification, or waiver of any provision of Article 3: (entitled "The Term Loan").

         (b) Subject to Section 16: 16-7(c), any of the following:

               (i) Any amendment, modification, or waiver of any of the following provisions of this Agreement:

                 Section                   Relates To:
                 -------                   -----------
                 6: 6-12(a)       :        Minimum Excess Availability
                 16: 16-12        :        The BuyOut

               (ii) Any amendment to this Agreement which increases any interest rate which is or which may be applicable to the unpaid principal balance of the Revolving Credit such that that interest rate is more than one percent per annum or 150 basis points higher than that rate as provided in this Agreement as originally executed.

               (iii) Any release of any Term Loan Priority Collateral.

          (c) The provisions of Section 16: 16-7(b) shall not be operative (and the Consent of the Term Lender shall not be required with respect to any action described in that Section) following the repayment in full of the then entire unpaid principal balance of the term loan, all accrued and unpaid interest thereon, and any fees which arise on account of such repayment.

    SECTION 2. RATIFICATION OF LOAN DOCUMENTS. NO CLAIMS AGAINST ANY LENDER:

          (a) Except as provided herein, all terms and conditions of the Loan Agreement and of the other Loan Documents remain in full force and effect. The Lead Borrower and each Borrower hereby ratifies, confirms, and re-affirms all and singular the terms and conditions, including execution and delivery, of the Loan Documents.

          (b) There is no basis nor set of facts on which any amount (or any portion thereof) owed by any Borrower under the Loan Agreement could be reduced, offset, waived, or forgiven, by rescission or otherwise; nor is there any claim, counterclaim, off set, or defense (or other right, remedy, or basis having a similar effect) available to any Borrower with regard to thereto; nor is there any basis on which the terms and conditions of any of the Liabilities could be claimed to be other than as stated on the written instruments which evidence such Liabilities. To the extent that any Borrower or any such guarantor has (or ever had) any such claims against the Agent or any Lender, each hereby affirmatively WAIVES and RELEASES the same.

    Section 3. MISCELLANEOUS:

          (a) Terms used in the Fifth Amendment which are defined in the Loan Agreement are used as so defined.

          (b) This Fifth Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

          (c) This Fifth Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

          (d) Any determination that any provision of this Fifth Amendment or any application hereof is invalid, illegal, or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforce ability of such provision in any other instance, or the validity, legality, or enforce ability of any other provisions of this Fifth Amendment.

          (e) The Borrower shall pay on demand all reasonable costs and expenses of the Agents, including, without limitation, reasonable attorneys'fees in connection with the preparation, negotiation, execution, and delivery of this Fifth Amendment.

          (f) This Fifth Amendment shall be construed, governed, and enforced pursuant to the laws of The Commonwealth of Massachusetts and shall take effect as sealed instrument.

     Except as amended hereby and by the First, Second, Third and Fourth Amendments, all terms and conditions of the Loan Agreement, as previously amended to date, shall remain in full force and effect.

                              THE ADMINISTRATIVE AGENT AND THE COLLATERAL AGENT:
                                                       FLEET RETAIL FINANCE INC.

                                       By /s/ Sally A. Sheehan
                                         .......................................
                                         Name:  Sally A. Sheehan
                                         Title: Director Fleet Retail Finance

                                                   THE REVOLVING CREDIT LENDERS:
                                                       FLEET RETAIL FINANCE INC.

                                       By /s/ Sally A. Sheehan
                                         .......................................
                                         Name:  Sally A. Sheehan
                                         Title: Director Fleet Retail Finance

                                            THE CIT GROUP /BUSINESS CREDIT, INC.

                                       By /s/ Michael Gardner
                                         .......................................
                                         Name:  Michael Gardner
                                         Title: Vice President

                                                    FOOTHILL CAPITAL CORPORATION

                                       By /s/ Eileen Quinn
                                         .......................................
                                         Name:  Eileen Quinn
                                         Title: Vice President

                                                                THE TERM LENDER:
                                                    BACK BAY CAPITAL FUNDING LLC

                                       By /s/ Michael L. Pizette
                                         .......................................
                                         Name:  Michael L. Pizette
                                         Title: Managing Director

                                                        THE GYMBOREE CORPORATION
                                                              (" LEAD BORROWER")

                                       By /s/ Alison L. May
                                          --------------------------------------
                                          Print Name: Alison L. May
                                          Title:      COO EVP

                                                                    "BORROWERS":
                                                    GYMBOREE MANUFACTURING, INC.

                                       By /s/ Alison L. May
                                          --------------------------------------
                                          Print Name: Alison L. May
                                          Title:      COO EVP

                                                       GYMBOREE OPERATIONS, INC.

                                       By /s/ Alison L. May
                                          --------------------------------------
                                          Print Name: Alison L. May
                                          Title:      COO EVP

                                                    GYMBOREE PLAY PROGRAMS, INC.

                                       By /s/ Alison L. May
                                          --------------------------------------
                                          Print Name: Alison L. May
                                          Title:      COO EVP

                                                    GYMBOREE RETAIL STORES, INC.

                                       By /s/ Alison L. May
                                          --------------------------------------
                                          Print Name: Alison L. May
                                          Title:      COO EVP

                                                       THE GYMBOREE STORES, INC.

                                       By /s/ Alison L. May
                                          --------------------------------------
                                          Print Name: Alison L. May
                                          Title:      COO EVP

                                                                  GYM-MARK, INC.

                                       By /s/ Alison L. May
                                          --------------------------------------
                                          Print Name: Alison L. May
                                          Title:      COO EVP